UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware		001-13646	13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to update the Form 8-K filed by LCI Industries (the “Company”) on July 14, 2020, to add Item 2.02 and remove Item 8.01.

Item 2.02. Results of Operations and Financial Condition

On July 14, 2020, the Company issued a press release announcing preliminary second quarter 2020 sales results. A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." Such information, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1 Press Release dated July 14, 2020

104 Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated:	July 15, 2020